Exhibit 99.1

1 (NYSE: AIRI) 1460 Fifth Avenue Bay Shore, NY 11706 P: 631 - 968 - 5000 www.airindustriesgroup.com TAGLICH BROTHERS CONFERENCE September 2021 1 (NYSE American: AIRI) www.airindustriesgroup.com TAGLICH BROTHERS INVESTOR CONFERENCE MAY 2023

2 Safe Harbor Statement Except for the historical information contained herein, the matters discussed in this presentation contain forward - looking statements . The accuracy of these statements is subject to significant risks and uncertainties . Actual results could differ materially from those contained in the forward - looking statements . See the Company’s SEC filings on Forms 10 - K and 10 - Q for important information about the Company and related risks . EBITDA is used as a supplemental liquidity measure because management finds it useful to understand and evaluate results, excluding the impact of non - cash depreciation and amortization charges, stock based compensation expenses, and nonrecurring expenses and outlays, prior to consideration of the impact of other potential sources and uses of cash, such as working capital items . This calculation may differ in method of calculation from similarly titled measures used by other companies . (NYSE American: AIRI) www.airindustriesgroup.com

3 About Air Industries Group (AIRI) » Tier 1 Manufacturer of Aerospace and Defense Precision Assemblies and Components for Mission Critical Applications » Prime Contractor to U.S. Department of Defense » Important, Diverse and Stable Customers and Platforms: » 5 Major Customers; 6 Major Platforms » Growth Strategy Focused on: » Strategic investments in new equipment / capabilities » Core market expansion / further penetration » Expand into new relatively easily addressable markets (NYSE American: AIRI) www.airindustriesgroup.com

4 Locations & Competencies 2 Facilities 150,000 Square Feet 205 80% Military BARKHAMSTED, CT Turbine Engine Components » Jet Engine Components » Ground Power Turbines » Helicopter Assemblies » Special Processes – New Initiative! BAY SHORE, NY Complex Machining » Landing & Arresting Gear » Flight Safety Controls » Aircraft Structural Assemblies » Helicopter Assemblies Strategic Locations = Access to OEMs, Deep Talent Pool, Skilled Labor, Suppliers (NYSE American: AIRI) www.airindustriesgroup.com

5 Transition & Transformation 2022 - 2023 » Working through significant, industry - wide supply chain disruption and related product delays. » Continued vertical integration of key processes. » Transforming Sterling Engineering subsidiary with more long - term agreements, such as Sikorsky for the CH - 53K. » Expanding into nuclear submarine market, winning two contracts from two major suppliers to Electric Boat. » Making growth investments in capital equipment, supported by strong bank relationship. » Promoting new leadership at the operational level. (NYSE American: AIRI) www.airindustriesgroup.com

6 » Blackhawk Helicopter : $30.0+ million in 12 new LTAs for critical components. Over 500 new Blackhawk aircraft are forecast to be produced in the next five years. » US Navy E - 2D Advanced Hawkeye early warning aircraft : $12.4 million contract to produce complete main and nose landing gear and ancillary components. » PW - 4000 Jet Engine : $6.0 million contract extension LTA for Turbine Exhaust Case components used on many Airbus and Boeing commercial aircraft. » CH - 53K Helicopter : $5.2+ million LTA for “Chaff Pods” for the new heavy lift CH - 53K helicopter - - our first award for the latest version of the aircraft. » F404 Turbofan Jet Engine : $2.8 million order for engine components. » US Air Force B1 - B : $1.9 million contract for landing gear with deliveries in 2023. Expands our product line for a long - established customer. » Nuclear Submarine Components : Two contracts from two suppliers to Electric Boat, one of the two US submarine builders. Major LTA “Wins” – 2022 - 2023 YTD (NYSE American: AIRI) www.airindustriesgroup.com

7 Top Programs (NYSE American: AIRI) www.airindustriesgroup.com

8 Diverse Market (NYSE American: AIRI) www.airindustriesgroup.com » Air Industries operates in the enormous market for High Precision Metallic Machined Componentry, with well over $100B in annual spend. » Prioritizing targets, aligning corporate goals and focusing company resources are imperative to our overall success.

9 Growth Strategy (NYSE American: AIRI) www.airindustriesgroup.com » The Company has been focused on operational and financial improvements along with getting the right equipment on the floor to support the long term plan. » Now pivoting towards growth opportunities: » Expanding existing platforms » Expansion into new platforms » In - roads into naval markets » Developing design capabilities » Vertical integration » Potential acquisitions » Carefully looking at the attractiveness of opportunities. » Military fixed wing new & legacy – (High) » Helicopters – (High) » Defense Logistics Agency rotary & fixed wing – (High) » Navy – (Medium) » Missiles – (Medium) » Space – (Medium)

# Addressable Market

**Relevant Market Opportunities $70B+**

**Most Attractive Opportunities ~ $4B**

**Addressable Market ~ $1.3B**

**OPPORTUNITY GROUPS**
(Highly Attractive)

**Near-Term (0-2 years)**

- Military fixed-wing landing gear, (served)
- Helicopter (served)
- Commercial thrust struts (served)
- U.S. Defense Logistics Agency – rotary & fixed

**Medium-Term (1-3 years)**

- Military fixed-wing Landing Gear (unserved, legacy)
- Commercial engines & thrust struts (legacy platforms)

**ATTRACTIVE / ACTIONABLE**

We have addressed opportunities on several factors including:

- Capability fit
- Potential margins
- Market dynamics
- Competitive dynamics
- Volume
- Visibility
- Actionable timeframe

(NYSE American: AIRI) www.airindustriesgroup.com

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11 Core Market Expansion (NYSE American: AIRI) www.airindustriesgroup.com » Increasing the number of part groups within existing platforms. » Establish dedicated lines for the most attractive core platforms. » Establish advanced material procurement and a demand planning process. NEAR - TERM (0 - 1 year)

12 DLA Aftermarket (NYSE American: AIRI) www.airindustriesgroup.com NEAR - TERM (0 - 1 year) » Capitalize on an existing relationship with the DLA and distribution partners. » In - House experience with assembling SAR Packages. » Leverage distribution partners to issue SAR Packages.

13 Legacy Commercial (NYSE American: AIRI) www.airindustriesgroup.com Mid - Term (1 - 3 years) » Legacy platforms provide a in - road with less penetrated customers. » Likely to face less competition serving legacy platforms with robust spares and aftermarket activity. » Lower volumes with greater profit margins.

14 Constrained Markets (NYSE American: AIRI) www.airindustriesgroup.com Mid - Term (1 - 3 years) » Supply chain constraints on specific missile programs going to the Ukraine has caused a need to expand the supply base. » Focus on parts that align well with the company’s current capabilities and do not require upfront investment.

15 Business Jet Landing Gear (NYSE American: AIRI) www.airindustriesgroup.com Mid - Term (3 - 5 years) » Business jet landing gear is within the size capabilities of our existing equipment and requires no further Cap - X. » Since the onset of Covid - 19, the business jet market has dramatically grown.

16 Why Air Industries Group Solid Position in Defense Ecosystem » Defense orientation is complemented by selected opportunities in commercial aviation Important and Stable Aircraft Platforms and Customers » Supported by 6 aircraft platforms and 5 customers that are stable and important to national defense Sharply Focused Growth Strategy » Targeting core markets and addressable opportunities aligned with capabilities Winning New Orders » Significant new or expanded Long - Term Agreements – some running through 2025 Capital Resources to Invest in Growth » $20M revolving loan facility, $5M term loan, $2M equipment line of credit » $2.3M invested in 2022, $ 2.5 - $3.0M budgeted for 2023 (NYSE American: AIRI) www.airindustriesgroup.com

(NYSE American: AIRI) www.airindustriesgroup.com THANK YOU FOR YOUR ATTENTION